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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 10, 2005

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia St, #615 Vancouver, British Columbia, Canada	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-2646

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 1.  Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

Item 1.02   Termination of a Material Definitive Agreement

Item 1.03   Bankruptcy or Receivership.

            --- No Disclosure Necessary ---

Section 2.  Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets

Item 2.02   Results of Operations and Financial Condition

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04   Triggering Events That Accelerate or Increase a Direct Financial

            Obligation or an Obligation under an Off-Balance Sheet Arrangement

Item 2.05   Costs Associated with Exit or Disposal Activities.

Item 2.06   Material Impairments.

            --- No Disclosure Necessary ---

Section 3.  Securities and Trading Markets

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing

            Rule or Standard; Transfer of Listing

Item 3.02   Unregistered Sales of Equity Securities

Item 3.03   Material Modification to Rights of Security Holders

            --- No Disclosure Necessary ---

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a

            Related Audit Report or Completed Interim Review

            --- No Disclosure Necessary ---

Section 5.  Corporate Governance and Management

Item 5.01   Changes in Control of Registrant.

Item 5.02   Departure of Directors or Principal Officers;

            Election of Directors; Appointment of Principal Officers.

Item 5.03   Amendments to Articles of Incorporation/Bylaws; Change in Fiscal Year.

Item 5.04   Temporary Trading Suspension Under Registrant’s Employee Benefit Plans.

Item 5.05   Amendments to the Registrant’s Code of Ethics, or

            Waiver of a Provision of the Code of Ethics.

            --- No Disclosure Necessary ---

Section 6.  [Reserved]

Section 7.  Regulation FD

Item 7.01   Regulation FD Disclosure.

a.  August 10, 2005 Press Release

BI-OPTIC VENTURES INC.

#615 – 1030 WEST GEORGIA STREET

VANCOUVER, BC V6E 2Y3

Tel (604) 689-2646    Fax (604) 689-1289

August 10, 2005                                         Trading Symbol: BOV.H

PRIVATE PLACEMENT

Bi-Optic Ventures Inc. (the “Company”) wishes to announce that, it has agreed to a non-brokered private placement of up to 1,000,000 units at a price of $0.25 per unit.  Each unit will consist of one common share and one two year non-transferable share purchase warrant.  Each warrant will entitle the holder thereof to purchase an additional common share in the capital of the Company at a price of $0.25 in year one and $0.35 in year two.  A 7% finder’s fee payable in cash will be paid to arm’s length parties on a portion of this private placement.

The Company intends to use the proceeds from this placement for general working capital purposes.  The Company is currently evaluating projects for possible acquisition or on a joint venture basis.

The above transaction will be subject to regulatory approval.

On behalf of the Board of Directors of

Bi-Optic Ventures Inc.

“Harry Chew”

Harry Chew

President

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the contents of this news release.

b.  August 11, 2005 Press Release

BI-OPTIC VENTURES INC.

#615 – 1030 WEST GEORGIA STREET

VANCOUVER, BC V6E 2Y3

Tel (604) 689-2646    Fax (604) 689-1289

August 11, 2005                                            Trading Symbol: BOV.H

PRIVATE PLACEMENT

Bi-Optic Ventures Inc. (the “Company”) wishes to announce a correction to the terms of its non-transferable warrants on its private placement as announced on August 10, 2005.  In order to be compliant with NEX policies, each non-transferable warrant comprising a part of a unit will be exercisable for a period of one year from closing at an exercise price of $0.30 per share.  All other terms of the private placement will remain unchanged.

The above transaction will be subject to regulatory approval.

On behalf of the Board of Directors of

Bi-Optic Ventures Inc.

“Harry Chew”

Harry Chew

President

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the contents of this news release.

Section 8.  Other Events

Item 8.01   Other Events.

            --- No Disclosure Necessary ---

Section 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

            --- No Disclosure Necessary ---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005         Bi-Optic Ventures Inc.

                            (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

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